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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (File No. 333-43573) and prospectus supplement of our reports included in Hospitality Properties Trust's Form 10-K and to all references to our Firm included in this registration statement.

                                      /s/ Arthur Andersen LLP


Washington, D.C.
April 29, 1999